GOLDEN STATE BANCORP INC.

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Gerald J. Ford, state and attest that:

1. To the best of my knowledge, based upon my review of the covered reports of Golden State Bancorp Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2. I have reviewed the contents of this statement with Golden State Bancorp Inc.'s Audit Committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Golden State Bancorp Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Golden State Bancorp Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

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      /s/ Gerald J. Ford
_________________________________
Gerald J. Ford                              Subscribed and sworn to before
Chief Executive Officer                     me this 8th day of August 2002.

August 8, 2002
_________________________________                /s/ Pamela Renee Germano
Date                                        ____________________________________
                                            Notary Public

                                            Notary Public, State of Texas

                                            My Commission Expires: June 13, 2006